UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 15, 2017

WERNER ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

NEBRASKA	0-14690	47-0648386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14507 FRONTIER ROAD POST OFFICE BOX 45308 OMAHA, NEBRASKA		68145-0308
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (402) 895-6640
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On August 15, 2017, Duane K. Sather, Director, gave notice of his decision to retire from the Board of Directors of Werner Enterprises, Inc. (the “Company”), effective August 15, 2017. Mr. Sather’s decision to retire does not relate to any disagreement with the Company, its management or the Board of Directors (the “Board”) on any matter relating to the Company’s operations, policies or practices.

The Nominating and Corporate Governance Committee nominated Michael L. Gallagher as a director candidate. In accordance with the By-Laws of the Company, the Board voted to appoint Mr. Gallagher as a member of the Company’s Board on August 15, 2017 to fill the Class III directorship vacancy created by Mr. Sather’s retirement. The Board also appointed Mr. Gallagher to serve as a member of the Audit Committee and the Nominating and Corporate Governance Committee. Mr. Gallagher will receive the same compensation package as received by other independent members of the Board. This package provides for the following annual amounts: (i) $50,000 cash retainer for Board membership, (ii) restricted stock award valued at $50,000 with time-based vesting over three years, and (iii) cash retainers for committee chairs. Cash compensation is paid in quarterly installments. There are no arrangements or understandings between Mr. Gallagher and any other persons pursuant to which Mr. Gallagher was selected as a director. Mr. Gallagher has not had an interest in any transaction since the beginning of the Company’s last fiscal year, or any currently proposed transaction, that requires disclosure pursuant to Item 404(a) of Regulation S-K.

A copy of the press release issued in connection with these matters is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

99.1	Press release issued by the registrant on August 15, 2017, “Werner Enterprises Announces Board of Director Appointment”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WERNER ENTERPRISES, INC.

Date: August 15, 2017	By:	/s/ John J. Steele
.		John J. Steele
Executive Vice President, Treasurer and Chief Financial Officer

Date: August 15, 2017	By:	/s/ James L. Johnson
James L. Johnson
Executive Vice President, Chief Accounting Officer and Corporate Secretary